Exhibit 32.1

                        Whole Living, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officer of Whole Living, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..    the annual report on Form 10-KSB of the Company for the year ended
     December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: April 1, 2005


                                    /s/ Douglas Burdick
                                    ____________________________________
                                    Douglas J. Burdick
                                    Chief Executive Officer
                                    Principal Financial Officer